Consolidated Statements of Income and Comprehensive Income (USD $)	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013
Net sales	$ 38,552,076	$ 37,777,887
Cost of sales	28,866,046	27,414,671
Gross profit	9,686,030	10,363,216
Selling, general and administrative expenses	7,810,804	8,620,144
Income from operations	1,875,226	1,743,072
Other income (expense):
Interest expense	(821,637)	(935,580)
Gain (loss) from foreign currency transactions, net	(52,328)	112,721
Other income (expense), net	129,908	(80,411)
Total other expense, net	(744,057)	(903,270)
Income before income tax provision	1,131,169	839,802
Income tax provision	323,469	279,868
Net income	807,700	559,934
Foreign currency translation adjustment	178,032	312,153
Comprehensive income	$ 985,732	$ 872,087
Earnings per share:
Basic	$ 0.03	$ 0.02
Diluted	$ 0.03	$ 0.02
Basic	30,392,931	24,467,659
Diluted	30,392,931	24,467,659